UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: June 30, 2012

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

June 30, 2012

Semi-Annual Repor t

Western Asset

High Yield

Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Western Asset High Yield Fund

Fund objective

The Fund seeks to maximize total return, consistent with prudent investment management.

Fund name change

Prior to May 1, 2012, the Fund was known as Western Asset High Yield Portfolio. There was no change in the Fund’s investment objective or investment policies as a result of the name change.

Letter from the president

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset High Yield Fund for the six-month reporting period ended June 30, 2012. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

President

July 27, 2012

Western Asset High Yield Fund	III

Investment commentary

Economic review

The U.S. economy continued to grow over the six months ended June 30, 2012, albeit at an uneven pace. Looking back, U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 4.1% in the fourth quarter of 2011. Economic growth in the U.S. then decelerated, as the Commerce Department reported that first quarter 2012 GDP growth was 2.0%. The preliminary estimate for GDP growth in the second quarter was 1.5%. Moderating growth was partially due to weaker consumer spending, which rose 1.5% in the second quarter, versus 2.4% during the first three months of the year.

Two factors constraining economic growth were the weak job market and continued troubles in the housing market. While there was some improvement during the reporting period, unemployment remained elevated. When the reporting period began, unemployment, as reported by the U.S. Department of Labor, was 8.5%. Unemployment then generally declined over the next four months and was 8.1% in April 2012, the lowest rate since January 2009. However, the unemployment rate then moved up to 8.2% in May and was unchanged in June. Within the housing market, sales are still a bit soft, though home prices appear to be firming. According to the National Association of Realtors (“NAR”), existing-home sales fluctuated throughout the period. Existing-home sales fell 5.4% on a seasonally adjusted basis in June 2012 versus the previous month. However, the NAR reported that the median existing-home price for all housing types was $189,400 in June 2012, up 7.9% from June 2011. This marked the fourth consecutive month that home prices rose from a year earlier, the first such occurrence since February through May 2006. In addition, the inventory of unsold homes fell 3.2% in June versus the previous month.

The manufacturing sector, a relative pillar of strength since the end of the Great Recession, weakened during the reporting period. Based on the Institute for Supply Management’s PMI (“PMI”)ii, in December 2011 it had a reading of 53.9 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). Activity in the manufacturing sector fluctuated during the first half of the period and was 54.8 in April, its highest reading since June 2011. The PMI then dipped to 53.5 in May 2012 and fell to 49.7 in June. The latter represented the first contraction in the manufacturing sector since July 2009. In addition, whereas thirteen of the eighteen industries in the PMI grew in May, only seven expanded in June.

IV	Western Asset High Yield Fund

Investment commentary (cont’d)

Market review

Q. Did Treasury yields trend higher or lower during the six months ended June 30, 2012?

A. Both short- and long-term Treasury yields fluctuated during the reporting period. When the period began, two- and ten-year Treasury yields were 0.25% and 1.89%, respectively. With the economy initially gathering some momentum, Treasury yields moved higher during the first half of the period. Two-year Treasury yields rose as high as 0.41% on March 20, 2012 and ten-year Treasuries peaked at 2.39% around the same time. Yields then fell in late March, as well as in April, May and early June, given renewed fears over the European sovereign debt crisis. On June 1, 2012, ten-year Treasuries closed at an all-time low of 1.47%. Yields then moved higher as the month progressed due to some positive developments in Europe and hopes for additional Federal Reserve Board (“Fed”)iii actions to stimulate the economy. When the reporting period ended on June 30, 2012, two-year Treasury yields were 0.33% and ten-year Treasury yields were 1.67%.

Q. How did the Fed respond to the economic environment?

A. The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. Looking back, in September 2011, the Fed announced its intention to purchase $400 billion of longer-term Treasury securities and to sell an equal amount of shorter-term Treasury securities by June 2012 (often referred to as “Operation Twist”). In January 2012, the Fed extended the period it expects to keep the federal funds rateiv at a historically low range between zero and 0.25%, saying “economic conditions — including low rates of resource utilization and a subdued outlook for inflation over the medium run — are likely to warrant exceptionally low levels for the federal funds rate at least through late 2014.” In June, the Fed announced that it would extend Operation Twist until the end of 2012 and that it was “prepared to take further action as appropriate to promote a stronger economic recovery and sustained improvement in labor market conditions in a context of price stability.”

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. The spread sectors experienced periods of volatility during the period. Risk appetite was often robust over the first half of the period, due to some better-than-expected economic data and signs of progress in the European sovereign debt crisis. However, fears related to the situation in Europe caused a number of spread sectors to weaken in April. While the spread sectors posted positive absolute returns in April, they generally lagged equal-durationv Treasuries. Several of the riskiest spread sectors then performed poorly in May given a flight to quality that was triggered by escalating fears of contagion from Europe and some disappointing economic data in the U.S. The spread sectors then rallied in June as investor sentiment improved. For the six months ended June 30, 2012, the Barclays U.S. Aggregate Indexvi returned 2.37%.

Q. How did the high-yield market perform over the six months ended June 30, 2012?

A. The U.S. high-yield bond market generated a strong return during the reporting period. The asset class, as measured by the Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexvii, posted positive returns during four of the six months of the period. Risk appetite was often solid as investors were drawn to higher yielding securities. While the high-yield market faltered in March and May given increased risk aversion, they proved to be temporary

Western Asset High Yield Fund	V

setbacks. All told, the high-yield market gained 7.23% for the six months ended June 30, 2012.

Q. How did the emerging market debt asset class perform over the reporting period?

A. After a strong start, the asset class gave back a portion of its gains in May. During much of the first four months of the period, emerging market debt was supported by solid growth in developing countries and overall strong demand. However, a confluence of events, including the European sovereign debt crisis, moderating growth in the U.S. and fears that China’s economy would experience a hard landing, caused the asset class to fall sharply in May 2012. The asset class then moved higher in June as investor risk appetite returned. Overall, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)viii returned 7.45% over the six months ended

June 30, 2012.

Performance review

For the six months ended June 30, 2012, Class I shares of Western Asset High Yield Fund returned 7.68%. The Fund’s unmanaged benchmark, the Barclays U.S. Corporate High Yield — 2% Issuer Cap Index, returned 7.23% for the same period. The Lipper High Current Yield Funds Category Average1 returned 6.62% over the same time frame.

Performance Snapshot as of June 30, 2012 (unaudited)
6 months
Western Asset High Yield Fund:
Class I	7.68%
Class IS	7.58%
Barclays U.S. Corporate High Yield — 2% Issuer Cap Index	7.23%
Lipper High Current Yield Funds Category Average[1]	6.62%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include the deduction of taxes that a shareholder would pay on Fund distributions. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

The 30-Day SEC Yields for the period ended June 30, 2012 for Class I and Class IS shares were 8.29% and 8.35%, respectively. The 30-Day SEC Yield is subject to change and is based on the yield to maturity of the Fund’s investments over a 30-day period and not on the dividends paid by the Fund, which may differ.

Performance of Class A, Class C and Class R shares is not shown because these share classes commenced operations on April 30, 2012.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended June 30, 2012, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 526 funds in the Fund’s Lipper category.

VI	Western Asset High Yield Fund

Investment commentary (cont’d)

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated May 1, 2012, the gross total annual operating expense ratios for Class I and Class IS shares were 0.68% and 0.61%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

President

July 27, 2012

RISKS: Fixed-income securities involve interest rate, credit, inflation and reinvestment risks. As interest rates rise, the value of fixed-income securities falls. Derivatives, such as options, futures and swaps, can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. International investments are subject to special risks including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. The use of leverage may increase volatility and possibility of loss. Risks of high-yield securities include greater price volatility, illiquidity and possibility of default. Asset-backed, mortgage-backed or mortgage-related securities are subject to prepayment and extension risks. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

vi

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vii

The Barclays Corporate U.S. High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

viii

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

Western Asset High Yield Fund 2012 Semi-Annual Report	1

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of June 30, 2012 and December 31, 2011 and does not include derivatives, such as written options, forward foreign currency contracts and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.
‡	Represents less than 0.1%.

2	Western Asset High Yield Fund 2012 Semi-Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on January 1, 2012 and held for the six months ended June 30, 2012, unless otherwise noted.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]							Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period			Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[5]
Class A3	0.07%	$1,000.00	$1,000.70	1.05%	$1.75	[4]	Class A	5.00%	$1,000.00	$1,019.64	1.05%	$5.27
Class C3	(0.03)	1,000.00	999.70	1.80	3.00	[4]	Class C	5.00	1,000.00	1,015.91	1.80	9.02
Class R3	0.04	1,000.00	1,000.40	1.30	2.17	[4]	Class R	5.00	1,000.00	1,018.40	1.30	6.52
Class I	7.68	1,000.00	1,076.80	0.66	3.41	[5]	Class I	5.00	1,000.00	1,021.58	0.66	3.32
Class IS	7.58	1,000.00	1,075.80	0.62	3.20	[5]	Class IS	5.00	1,000.00	1,021.78	0.62	3.12

[1]	For the six months ended June 30, 2012, unless otherwise noted.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	For the period April 30, 2012 (commencement of operations) to June 30, 2012.

[4]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent period (61), then divided by 366.

[5]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), then divided by 366.

Western Asset High Yield Fund 2012 Semi-Annual Report	3

Spread duration (unaudited)

Economic exposure — June 30, 2012

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

B U.S. HY 2%	— Barclays U.S. Corporate High Yield — 2% Issuer Cap Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
WA High Yield	— Western Asset High Yield Fund

4	Western Asset High Yield Fund 2012 Semi-Annual Report

Effective duration (unaudited)

Interest rate exposure — June 30, 2012

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

B U.S. HY 2%	— Barclays U.S. Corporate High Yield — 2% Issuer Cap Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
WA High Yield	— Western Asset High Yield Fund

Western Asset High Yield Fund 2012 Semi-Annual Report	5

Schedule of investments (unaudited)

June 30, 2012

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†		Value
Corporate Bonds & Notes — 80.8%
Consumer Discretionary — 16.4%
Auto Components — 0.1%
Hertz Holdings Netherlands BV, Senior Secured Bonds	8.500%	7/31/15	310,000	EUR	$421,335	(a)
Automobiles — 1.1%
Chrysler Group LLC/CG Co.-Issuer Inc., Secured Notes	8.250%	6/15/21	3,070,000		3,154,425
Escrow GCB General Motors	—	—	1,320,000		0	*(b)(c)(d)
Escrow GCB General Motors	—	—	4,090,000		0	*(b)(c)(d)
Escrow GCB General Motors	—	—	2,455,000		0	*(b)(c)(d)
General Motors Financial Co. Inc., Senior Notes	6.750%	6/1/18	1,400,000		1,530,375
Jaguar Holding Co. II/Jaguar Merger Sub Inc., Senior Notes	9.500%	12/1/19	510,000		557,813	(a)
Total Automobiles					5,242,613
Diversified Consumer Services — 0.9%
Service Corp. International, Senior Notes	7.500%	4/1/27	637,000		652,925
ServiceMaster Co., Senior Notes	8.000%	2/15/20	680,000		740,350	(a)
Sotheby’s, Senior Notes	7.750%	6/15/15	1,750,000		1,916,250
Stewart Enterprises Inc., Senior Notes	6.500%	4/15/19	750,000		772,500
Total Diversified Consumer Services					4,082,025
Hotels, Restaurants & Leisure — 7.8%
Affinity Gaming LLC/Affinity Gaming Finance Corp., Senior Notes	9.000%	5/15/18	1,190,000		1,190,000	(a)
Bossier Casino Venture Holdco Inc., Senior Secured Bonds	14.000%	2/9/18	1,165,129		966,358	(a)(b)(d)(e)
Boyd Gaming Corp., Senior Notes	9.125%	12/1/18	160,000		164,800
Boyd Gaming Corp., Senior Notes	9.000%	7/1/20	1,755,000		1,759,387	(a)
Caesars Entertainment Operating Co. Inc., Senior Notes	10.750%	2/1/16	1,950,000		1,540,500
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	10.000%	12/15/15	2,190,000		1,927,200
Carrols Restaurant Group Inc., Senior Secured Notes	11.250%	5/15/18	890,000		934,500	(a)
CCM Merger Inc., Senior Notes	9.125%	5/1/19	1,690,000		1,704,787	(a)
Choice Hotels International Inc., Senior Notes	5.750%	7/1/22	1,120,000		1,171,050
Downstream Development Quapaw, Senior Secured Notes	10.500%	7/1/19	1,290,000		1,331,925	(a)
Equinox Holdings Inc., Secured Notes	9.500%	2/1/16	500,000		530,000	(a)
Fontainebleau Las Vegas Holdings LLC/Fontainebleau Las Vegas Capital Corp.	10.250%	6/15/15	1,455,000		909	(a)(f)

See Notes to Financial Statements.

6	Western Asset High Yield Fund 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2012

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†	Value
Hotels, Restaurants & Leisure — continued
Hoa Restaurant Group LLC/Hoa Finance Corp., Senior Secured Notes	11.250%	4/1/17	1,840,000	$1,704,300	(a)
Inn of the Mountain Gods Resort & Casino, Senior Secured Notes	8.750%	11/30/20	618,000	596,370	(a)
Landry’s Inc., Senior Notes	9.375%	5/1/20	1,150,000	1,173,000	(a)
Mastro’s Restaurants LLC/RRG Finance Corp., Senior Secured Notes	12.000%	6/1/17	1,100,000	1,119,250	(a)
MGM Resorts International, Senior Secured Notes	10.375%	5/15/14	2,260,000	2,548,150
Mohegan Tribal Gaming Authority, Secured Notes	11.500%	11/1/17	190,000	195,700	(a)
Mohegan Tribal Gaming Authority, Senior Secured Notes	10.500%	12/15/16	4,342,000	3,777,540	(a)
NCL Corp. Ltd., Senior Notes	9.500%	11/15/18	4,690,000	5,088,650
NCL Corp. Ltd., Senior Secured Notes	11.750%	11/15/16	960,000	1,101,600
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp., Senior Secured Notes	9.500%	6/15/19	330,000	342,788	(a)
Seven Seas Cruises S de RL LLC, Senior Secured Notes	9.125%	5/15/19	2,500,000	2,581,250
Snoqualmie Entertainment Authority, Senior Secured Notes	4.532%	2/1/14	2,755,000	2,658,575	(a)(g)
Station Casinos Inc., Senior Subordinated Notes	6.625%	3/15/18	890,000	0	(b)(c)(d)(f)
Wok Acquisition Corp., Senior Notes	10.250%	6/30/20	530,000	545,900	(a)
Total Hotels, Restaurants & Leisure				36,654,489
Internet & Catalog Retail — 0.4%
Netflix Inc., Senior Notes	8.500%	11/15/17	1,870,000	1,968,175
Media — 4.5%
Carmike Cinemas Inc., Secured Notes	7.375%	5/15/19	490,000	507,150
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	8.125%	4/30/20	1,760,000	1,962,400
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	6.625%	1/31/22	390,000	417,300
Cengage Learning Acquisitions Inc., Senior Secured Notes	11.500%	4/15/20	1,650,000	1,707,750	(a)
Clear Channel Worldwide Holdings Inc., Senior Notes	7.625%	3/15/20	880,000	860,200	(a)
Clear Channel Worldwide Holdings Inc., Senior Notes	7.625%	3/15/20	120,000	114,900	(a)
CSC Holdings LLC, Senior Notes	6.750%	11/15/21	2,000,000	2,130,000	(a)
DISH DBS Corp., Senior Notes	6.750%	6/1/21	1,000,000	1,080,000
Entercom Radio LLC, Senior Notes	10.500%	12/1/19	350,000	376,250
Good Sam Enterprises LLC, Secured Notes	11.500%	12/1/16	1,320,000	1,374,450
LBI Media Inc., Senior Secured Notes	9.250%	4/15/19	1,480,000	1,258,000	(a)

See Notes to Financial Statements.

Western Asset High Yield Fund 2012 Semi-Annual Report	7

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†	Value
Media — continued
Nara Cable Funding Ltd., Senior Secured Notes	8.875%	12/1/18	2,130,000	$1,831,800	(a)
Nielsen Finance LLC/Nielsen Finance Co., Senior Notes	11.500%	5/1/16	1,797,000	2,044,088
Ono Finance II PLC, Senior Bonds	10.875%	7/15/19	1,150,000	891,250	(a)
Univision Communications Inc., Senior Secured Notes	6.875%	5/15/19	2,810,000	2,894,300	(a)
UPC Holding BV, Senior Notes	9.875%	4/15/18	1,050,000	1,149,750	(a)
UPCB Finance III Ltd., Senior Secured Notes	6.625%	7/1/20	780,000	791,700	(a)
Total Media				21,391,288
Multiline Retail — 0.3%
Bon-Ton Stores Inc., Senior Notes	10.250%	3/15/14	490,000	414,050
Neiman Marcus Group Inc., Senior Secured Notes	7.125%	6/1/28	1,105,000	1,022,125
Total Multiline Retail				1,436,175
Specialty Retail — 0.9%
American Greetings Corp., Senior Notes	7.375%	12/1/21	69,000	73,140
Edcon Proprietary Ltd., Senior Secured Notes	9.500%	3/1/18	1,100,000	1,012,000	(a)
Gymboree Corp., Senior Notes	9.125%	12/1/18	2,100,000	1,947,750
Spencer Spirit Holdings Inc./Spencer Gifts LLC/Spirit Halloween Superstores, Senior Notes	11.000%	5/1/17	1,050,000	1,086,750	(a)
Total Specialty Retail				4,119,640
Textiles, Apparel & Luxury Goods — 0.4%
Empire Today LLC/Empire Today Finance Corp., Senior Secured Notes	11.375%	2/1/17	840,000	850,500	(a)
Oxford Industries Inc., Senior Secured Notes	11.375%	7/15/15	1,130,000	1,196,399
Total Textiles, Apparel & Luxury Goods				2,046,899
Total Consumer Discretionary				77,362,639
Consumer Staples — 1.7%
Food & Staples Retailing — 0.4%
Post Holdings Inc., Senior Notes	7.375%	2/15/22	1,510,000	1,593,050	(a)
Food Products — 0.7%
Harmony Foods Corp., Senior Secured Notes	10.000%	5/1/16	720,000	747,000	(a)
Simmons Foods Inc., Senior Secured Notes	10.500%	11/1/17	2,755,000	2,589,700	(a)
Total Food Products				3,336,700
Personal Products — 0.0%
Prestige Brands International Inc., Senior Notes	8.125%	2/1/20	10,000	10,975	(a)
Tobacco — 0.6%
Alliance One International Inc., Senior Notes	10.000%	7/15/16	2,802,000	2,809,005
Total Consumer Staples				7,749,730

See Notes to Financial Statements.

8	Western Asset High Yield Fund 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2012

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†	Value
Energy — 16.8%
Energy Equipment & Services — 3.2%
Atwood Oceanics Inc., Senior Notes	6.500%	2/1/20	830,000	$867,350
Compagnie Generale de Geophysique-Veritas, Senior Notes	6.500%	6/1/21	830,000	830,000
GulfMark Offshore Inc., Senior Notes	6.375%	3/15/22	630,000	636,300	(a)
Hercules Offshore LLC, Senior Secured Notes	10.500%	10/15/17	3,930,000	3,930,000	(a)
Key Energy Services Inc., Senior Notes	6.750%	3/1/21	1,210,000	1,179,750
Key Energy Services Inc., Senior Notes	6.750%	3/1/21	240,000	232,800	(a)
Oil States International Inc., Senior Notes	6.500%	6/1/19	1,200,000	1,248,000
Parker Drilling Co., Senior Notes	9.125%	4/1/18	620,000	655,650
Petroleum Geo-Services ASA, Senior Notes	7.375%	12/15/18	690,000	708,975	(a)
Pioneer Drilling Co., Senior Notes	9.875%	3/15/18	200,000	210,000	(a)
SESI LLC, Senior Notes	7.125%	12/15/21	1,370,000	1,489,875	(a)
Vantage Drilling Co., Senior Secured Notes	11.500%	8/1/15	2,970,000	3,222,450
Total Energy Equipment & Services				15,211,150
Oil, Gas & Consumable Fuels — 13.6%
Arch Coal Inc., Senior Notes	7.000%	6/15/19	1,280,000	1,081,600
Arch Coal Inc., Senior Notes	7.250%	6/15/21	1,000,000	837,500	(a)
Berry Petroleum Co., Senior Notes	6.375%	9/15/22	1,430,000	1,476,475
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	1,250,000	1,253,125
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.625%	8/1/20	650,000	659,750	(a)
Chesapeake Energy Corp., Senior Notes	9.500%	2/15/15	80,000	86,200
Chesapeake Energy Corp., Senior Notes	6.875%	8/15/18	840,000	835,800
Chesapeake Energy Corp., Senior Notes	6.125%	2/15/21	470,000	454,725
Chesapeake Midstream Partners LP/CHKM Finance Corp., Senior Notes	5.875%	4/15/21	450,000	436,500
Chesapeake Midstream Partners LP/CHKM Finance Corp., Senior Notes	6.125%	7/15/22	1,070,000	1,048,600
Chesapeake Oilfield Operating LLC/Chesapeake Oilfield Finance Inc., Senior Notes	6.625%	11/15/19	2,310,000	2,079,000	(a)
Compagnie Generale de Geophysique-Veritas, Senior Notes	9.500%	5/15/16	1,015,000	1,108,888
Comstock Resources Inc., Senior Notes	9.500%	6/15/20	990,000	975,150
Concho Resources Inc., Senior Notes	7.000%	1/15/21	1,460,000	1,562,200
CONSOL Energy Inc., Senior Notes	8.000%	4/1/17	210,000	217,875
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	1,170,000	1,228,500
Continental Resources Inc., Senior Notes	5.000%	9/15/22	1,210,000	1,228,150	(a)

See Notes to Financial Statements.

Western Asset High Yield Fund 2012 Semi-Annual Report	9

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Corral Petroleum Holdings AB, Senior Notes	15.000%	12/31/17	2,541,109	$1,835,951	(a)(d)(e)
Crosstex Energy LP/Crosstex Energy Finance Corp., Senior Notes	8.875%	2/15/18	1,560,000	1,647,750
Crosstex Energy LP/Crosstex Energy Finance Corp., Senior Notes	7.125%	6/1/22	560,000	551,600	(a)
Denbury Resources Inc.	9.750%	3/1/16	750,000	824,063
Denbury Resources Inc., Senior Subordinated Notes	8.250%	2/15/20	732,000	801,540
Energy Transfer Equity LP, Senior Notes	7.500%	10/15/20	1,570,000	1,723,075
Enterprise Products Operating LLP, Subordinated Notes	7.034%	1/15/68	560,000	599,200	(g)
EXCO Resources Inc., Senior Notes	7.500%	9/15/18	2,750,000	2,378,750
Halcon Resources Corp., Senior Notes	9.750%	7/15/20	1,520,000	1,499,419	(a)
Holly Energy Partners LP/Holly Energy Finance Corp., Senior Notes	6.500%	3/1/20	2,250,000	2,266,875	(a)
Kodiak Oil & Gas Corp., Senior Notes	8.125%	12/1/19	1,550,000	1,596,500	(a)
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	550,000	533,500	(a)
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.750%	11/1/20	140,000	148,750
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.500%	8/15/21	620,000	646,350
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.250%	6/15/22	1,450,000	1,493,500
MEG Energy Corp., Senior Notes	6.500%	3/15/21	1,020,000	1,041,675	(a)
Milagro Oil & Gas Inc., Secured Notes	10.500%	5/15/16	1,430,000	1,086,800
Overseas Shipholding Group Inc., Senior Notes	8.125%	3/30/18	1,460,000	989,150
Parker Drilling Co., Senior Notes	9.125%	4/1/18	530,000	560,475	(a)
Peabody Energy Corp., Senior Notes	7.875%	11/1/26	1,430,000	1,462,175
Petroplus Finance Ltd., Senior Notes	6.750%	5/1/14	1,085,000	124,775	(a)(f)
Plains Exploration & Production Co., Senior Notes	6.125%	6/15/19	710,000	713,550
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	2,390,000	2,637,962
Plains Exploration & Production Co., Senior Notes	6.750%	2/1/22	1,020,000	1,040,400
PT Adaro Indonesia, Senior Notes	7.625%	10/22/19	700,000	742,000	(a)
QEP Resources Inc., Senior Notes	5.375%	10/1/22	750,000	751,875
Quicksilver Resources Inc., Senior Notes	11.750%	1/1/16	4,355,000	4,240,681
Range Resources Corp., Senior Notes	5.000%	8/15/22	830,000	819,625
Range Resources Corp., Senior Subordinated Notes	8.000%	5/15/19	150,000	163,875
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	6.875%	12/1/18	1,170,000	1,231,425

See Notes to Financial Statements.

10	Western Asset High Yield Fund 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2012

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†		Value
Oil, Gas & Consumable Fuels — continued
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	6.500%	7/15/21	380,000		$399,000
Samson Investment Co., Senior Notes	9.750%	2/15/20	2,470,000		2,457,650	(a)
SandRidge Energy Inc., Senior Notes	7.500%	3/15/21	580,000		572,750
SM Energy Co., Senior Notes	6.500%	1/1/23	2,320,000		2,337,400	(a)
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	6.375%	8/1/22	1,090,000		1,087,275	(a)
Teekay Corp., Senior Notes	8.500%	1/15/20	2,320,000		2,354,800
Westmoreland Coal Co./Westmoreland Partners, Senior Secured Notes	10.750%	2/1/18	940,000		838,950	(a)
Xinergy Ltd., Senior Secured Notes	9.250%	5/15/19	2,380,000		1,570,800	(a)
Total Oil, Gas & Consumable Fuels					64,341,929
Total Energy					79,553,079
Financials — 7.4%
Commercial Banks — 2.7%
BankAmerica Capital II, Junior Subordinated Bonds	8.000%	12/15/26	237,000		242,404
BankAmerica Institutional Capital A, Junior Subordinated Bonds	8.070%	12/31/26	865,000		883,814	(a)
BankAmerica Institutional Capital B, Junior Subordinated Bonds	7.700%	12/31/26	400,000		406,000	(a)
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	1,740,000		2,052,765	(a)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	960,000		789,600	(a)(g)(h)
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	2,490,000		2,240,873	(a)
NB Capital Trust IV, Junior Subordinated Notes	8.250%	4/15/27	1,310,000		1,339,344
Rabobank Nederland NV, Junior Subordinated Notes	11.000%	6/30/19	540,000		679,320	(a)(g)(h)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	1,260,000		1,008,000	(g)(h)
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	1,290,000		1,294,885
Santander Finance Preferred SA Unipersonal, Junior Subordinated Notes	10.500%	9/29/14	990,000		962,720	(g)(h)
Societe Generale SA, Junior Subordinated Bonds	1.219%	4/5/17	1,850,000		832,962	(a)(g)(h)
Total Commercial Banks					12,732,687
Consumer Finance — 1.1%
Ally Financial Inc., Senior Notes	4.625%	6/26/15	1,380,000		1,388,549
Ally Financial Inc., Senior Notes	5.500%	2/15/17	750,000		761,806
Ally Financial Inc., Senior Notes	8.000%	3/15/20	1,950,000		2,242,500
GMAC International Finance BV, Senior Bonds	7.500%	4/21/15	820,000	EUR	1,081,812
Total Consumer Finance					5,474,667

See Notes to Financial Statements.

Western Asset High Yield Fund 2012 Semi-Annual Report	11

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†	Value
Diversified Financial Services — 3.2%
Bankrate Inc., Senior Secured Notes	11.750%	7/15/15	3,349,000	$3,742,507
Countrywide Capital III, Junior Subordinated Notes	8.050%	6/15/27	120,000	134,100
General Electric Capital Corp., Junior Subordinated Bonds	7.125%	6/15/22	1,500,000	1,584,690	(g)(h)
International Lease Finance Corp., Senior Notes	8.625%	9/15/15	600,000	663,000
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	900,000	1,010,250
International Lease Finance Corp., Senior Notes	8.875%	9/1/17	530,000	597,575
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	2,590,000	2,965,998
MBNA Capital A, Junior Subordinated Notes	8.278%	12/1/26	1,480,000	1,516,260
TransUnion Holding Co. Inc., Senior Notes	9.625%	6/15/18	1,340,000	1,447,200	(a)(e)
ZFS Finance USA Trust II, Bonds	6.450%	12/15/65	1,390,000	1,390,000	(a)(g)
Total Diversified Financial Services				15,051,580
Insurance — 0.3%
ING Capital Funding Trust III, Junior Subordinated Bonds	4.061%	9/30/12	490,000	407,324	(g)(h)
Liberty Mutual Group, Junior Subordinated Bonds	7.800%	3/15/37	830,000	838,300	(a)
Total Insurance				1,245,624
Real Estate Investment Trusts (REITs) — 0.1%
Omega Healthcare Investors Inc., Senior Notes	5.875%	3/15/24	690,000	690,000	(a)
Total Financials				35,194,558
Health Care — 4.0%
Health Care Providers & Services — 4.0%
Acadia Healthcare Co. Inc., Senior Notes	12.875%	11/1/18	1,190,000	1,356,600
American Renal Associates Holdings Inc., Senior Notes	9.750%	3/1/16	985,083	1,046,651	(e)
American Renal Holdings, Senior Secured Notes	8.375%	5/15/18	280,000	296,100
AMERIGROUP Corp., Senior Notes	7.500%	11/15/19	640,000	688,000
CHS/Community Health Systems Inc., Senior Notes	8.000%	11/15/19	470,000	500,550
CRC Health Corp., Senior Subordinated Notes	10.750%	2/1/16	2,570,000	2,261,600
DJO Finance LLC/DJO Finance Corp., Senior Notes	10.875%	11/15/14	840,000	867,300
ExamWorks Group Inc., Senior Notes	9.000%	7/15/19	830,000	853,863
Fresenius Medical Care U.S. Finance II Inc., Senior Notes	5.875%	1/31/22	1,820,000	1,895,075	(a)
HCA Holdings Inc., Senior Notes	7.750%	5/15/21	1,000,000	1,072,500
HCA Inc., Notes	7.690%	6/15/25	1,675,000	1,612,187
HCA Inc., Senior Secured Notes	7.875%	2/15/20	590,000	654,900
HCA Inc., Senior Secured Notes	5.875%	3/15/22	800,000	836,000
INC Research LLC, Senior Notes	11.500%	7/15/19	610,000	591,700	(a)

See Notes to Financial Statements.

12	Western Asset High Yield Fund 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2012

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†	Value
Health Care Providers & Services — continued
Physiotherapy Associates Holdings Inc., Senior Notes	11.875%	5/1/19	400,000	$405,000	(a)
Tenet Healthcare Corp., Senior Notes	6.875%	11/15/31	590,000	500,025
Tenet Healthcare Corp., Senior Secured Notes	6.250%	11/1/18	1,000,000	1,057,500
Tenet Healthcare Corp., Senior Secured Notes	8.875%	7/1/19	1,500,000	1,683,750
US Oncology Inc. Escrow	—	—	1,190,000	17,850	*
Vanguard Health Holdings Co., II LLC, Senior Notes	8.000%	2/1/18	885,000	904,912
Total Health Care				19,102,063
Industrials — 13.0%
Aerospace & Defense — 1.9%
Ducommun Inc., Senior Notes	9.750%	7/15/18	910,000	957,775
Kratos Defense & Security Solutions Inc., Senior Secured Notes	10.000%	6/1/17	2,630,000	2,833,825
Triumph Group Inc., Senior Notes	8.625%	7/15/18	930,000	1,032,300
Wyle Services Corp., Senior Subordinated Notes	10.500%	4/1/18	3,840,000	4,147,200	(a)
Total Aerospace & Defense				8,971,100
Airlines — 2.0%
American Airlines Pass-Through Trust, Secured Notes	7.000%	1/31/18	893,119	884,188	(a)
Continental Airlines Inc., Pass-Through Certificates	7.373%	12/15/15	386,122	392,879
Continental Airlines Inc., Pass-Through Certificates	9.250%	5/10/17	1,157,335	1,261,495
Continental Airlines Inc., Pass-Through Certificates	8.388%	11/1/20	619,627	628,922
Continental Airlines Inc., Pass-Through Certificates, Subordinated Secured Notes	7.339%	4/19/14	892,083	901,004
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	1,508,000	1,553,240	(a)
Delta Air Lines, Secured Notes	6.375%	1/2/16	230,000	230,000	(a)
Delta Air Lines 2012-1 Pass Through Trust, Secured Notes	6.875%	5/7/19	1,560,000	1,560,000	(a)(d)
Delta Air Lines Inc., Pass-Through Certificates	8.954%	8/10/14	250,321	255,328
Delta Air Lines Inc., Pass-Through Certificates	6.821%	2/10/24	806,227	866,694
Delta Air Lines Inc., Pass-Through Certificates, Subordinated Secured Notes	9.750%	12/17/16	485,417	516,969
Delta Air Lines Inc., Senior Secured Notes	9.500%	9/15/14	468,000	494,325	(a)
United Air Lines Inc., Senior Secured Notes	9.875%	8/1/13	138,000	142,313	(a)
Total Airlines				9,687,357
Building Products — 0.8%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Subordinated Notes	11.000%	6/30/15	1,223,200	1,122,286	(a)(b)
Building Materials Corp. of America, Senior Notes	6.875%	8/15/18	940,000	998,750	(a)

See Notes to Financial Statements.

Western Asset High Yield Fund 2012 Semi-Annual Report	13

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†	Value
Building Products — continued
Building Materials Corp. of America, Senior Notes	6.750%	5/1/21	1,450,000	$1,551,500	(a)
Building Materials Corp. of America, Senior Secured Notes	7.000%	2/15/20	190,000	204,725	(a)
Total Building Products				3,877,261
Commercial Services & Supplies — 2.7%
Altegrity Inc., Senior Subordinated Notes	11.750%	5/1/16	2,900,000	2,552,000	(a)
American Reprographics Co., Senior Notes	10.500%	12/15/16	2,260,000	2,271,300
Cenveo Corp., Secured Notes	8.875%	2/1/18	1,150,000	1,029,250
Geo Group Inc., Senior Notes	7.750%	10/15/17	1,115,000	1,193,050
JM Huber Corp., Senior Notes	9.875%	11/1/19	450,000	483,750	(a)
Monitronics International Inc., Senior Notes	9.125%	4/1/20	2,630,000	2,524,800	(a)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	1,260,000	1,316,700	(a)
United Rentals North America Inc., Senior Notes	10.875%	6/15/16	1,200,000	1,348,500
Total Commercial Services & Supplies				12,719,350
Electrical Equipment — 0.3%
NES Rentals Holdings Inc., Senior Secured Notes	12.250%	4/15/15	1,515,000	1,469,550	(a)
Machinery — 0.5%
Dematic SA, Senior Secured Notes	8.750%	5/1/16	1,120,000	1,173,200	(a)
Global Brass and Copper Inc., Senior Secured Notes	9.500%	6/1/19	1,050,000	1,052,625	(a)
Total Machinery				2,225,825
Marine — 0.7%
Horizon Lines LLC, Secured Notes	13.000%	10/15/16	744,625	699,948	(a)(e)
Horizon Lines LLC, Senior Secured Notes	11.000%	10/15/16	1,045,000	1,021,487	(a)
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.625%	11/1/17	1,570,000	1,460,100
Total Marine				3,181,535
Road & Rail — 2.1%
Florida East Coast Holdings Corp., Senior Notes	10.500%	8/1/17	4,053,423	3,445,410	(e)
Jack Cooper Holdings Corp., Senior Secured Notes	13.250%	12/15/15	2,227,000	2,213,081	(a)
Kansas City Southern de Mexico, Senior Notes	12.500%	4/1/16	3,787,000	4,298,245
Total Road & Rail				9,956,736
Trading Companies & Distributors — 0.5%
Ashtead Capital Inc., Senior Secured Notes	6.500%	7/15/22	1,330,000	1,330,000	(a)
UR Financing Escrow Corp., Senior Notes	7.625%	4/15/22	1,004,000	1,051,690	(a)
Total Trading Companies & Distributors				2,381,690
Transportation — 1.3%
CMA CGM, Senior Notes	8.500%	4/15/17	2,410,000	1,325,500	(a)

See Notes to Financial Statements.

14	Western Asset High Yield Fund 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2012

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†		Value
Transportation — continued
Hapag-Lloyd AG, Senior Notes	9.750%	10/15/17	2,020,000		$1,838,200	(a)
Syncreon Global Ireland Ltd./Syncreon Global Finance US Inc., Senior Notes	9.500%	5/1/18	2,910,000		2,895,450	(a)
Total Transportation					6,059,150
Transportation Infrastructure — 0.2%
Aguila 3 SA, Senior Secured Notes	7.875%	1/31/18	550,000		566,500	(a)
Aguila 3 SA, Senior Secured Notes	7.875%	1/31/18	220,000		226,600	(a)
Total Transportation Infrastructure					793,100
Total Industrials					61,322,654
Information Technology — 1.7%
Electronic Equipment, Instruments & Components — 0.3%
NXP BV/NXP Funding LLC, Senior Secured Notes	9.750%	8/1/18	1,160,000		1,322,400	(a)
Internet Software & Services — 0.2%
Zayo Group LLC/Zayo Capital Inc., Senior Secured Notes	8.125%	1/1/20	860,000		898,700	(a)
IT Services — 1.0%
Ceridian Corp., Senior Secured Notes	8.875%	7/15/19	630,000		650,475	(a)
First Data Corp., Senior Notes	9.875%	9/24/15	790,000		799,875
First Data Corp., Senior Notes	10.550%	9/24/15	1,408,501		1,440,192
First Data Corp., Senior Notes	11.250%	3/31/16	610,000		574,925
First Data Corp., Senior Notes	12.625%	1/15/21	1,340,000		1,341,675
Total IT Services					4,807,142
Semiconductors & Semiconductor Equipment — 0.1%
Freescale Semiconductor Inc., Senior Notes	10.750%	8/1/20	208,000		223,600
Freescale Semiconductor Inc., Senior Secured Notes	9.250%	4/15/18	500,000		535,000	(a)
Total Semiconductors & Semiconductor Equipment					758,600
Software — 0.1%
Lawson Software Inc., Senior Notes	10.000%	4/1/19	200,000	EUR	259,428	(a)
Total Information Technology					8,046,270
Materials — 7.3%
Chemicals — 1.9%
Georgia Gulf Corp., Senior Secured Notes	9.000%	1/15/17	1,981,000		2,208,815	(a)
Hercules Inc., Junior Subordinated Debentures	6.500%	6/30/29	220,000		180,400
Kerling PLC, Senior Secured Notes	10.625%	1/28/17	724,000	EUR	806,275	(a)
LyondellBasell Industries NV, Senior Notes	5.000%	4/15/19	930,000		975,337	(a)
LyondellBasell Industries NV, Senior Notes	6.000%	11/15/21	2,190,000		2,403,525	(a)
LyondellBasell Industries NV, Senior Notes	5.750%	4/15/24	930,000		995,100	(a)

See Notes to Financial Statements.

Western Asset High Yield Fund 2012 Semi-Annual Report	15

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†		Value
Chemicals — continued
Styrolution Group GmbH, Senior Secured Notes	7.625%	5/15/16	1,230,000	EUR	$1,328,917	(a)
Total Chemicals					8,898,369
Containers & Packaging — 1.2%
Ardagh Packaging Finance PLC, Senior Secured Notes	7.375%	10/15/17	640,000	EUR	850,416	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	9.125%	10/15/20	710,000		745,500	(a)
Beverage Packaging Holdings Luxembourg II SA, Senior Secured Notes	9.500%	6/15/17	1,560,000	EUR	1,835,986	(a)
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC, Senior Secured Notes	7.875%	8/15/19	330,000		357,225	(a)
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC, Senior Secured Notes	6.875%	2/15/21	210,000		218,400	(a)
Viskase Cos. Inc., Senior Secured Notes	9.875%	1/15/18	1,470,000		1,528,800	(a)
Total Containers & Packaging					5,536,327
Metals & Mining — 2.4%
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.375%	2/1/16	410,000		415,125	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	8.250%	11/1/19	1,500,000		1,590,000	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	4,420,000		2,740,400	(a)
Mirabela Nickel Ltd., Senior Notes	8.750%	4/15/18	870,000		595,950	(a)
Molycorp Inc., Senior Secured Notes	10.000%	6/1/20	1,510,000		1,494,900	(a)
Ryerson Holding Corp., Senior Secured Notes	0.000%	2/1/15	470,000		244,400
Ryerson Inc., Senior Secured Notes	12.000%	11/1/15	800,000		804,000
Schaeffler Finance BV, Senior Secured Notes	8.500%	2/15/19	200,000		213,500	(a)
Steel Dynamics Inc., Senior Notes	7.750%	4/15/16	2,000,000		2,060,000
Thompson Creek Metals Co. Inc., Senior Notes	7.375%	6/1/18	1,240,000		995,100
Thompson Creek Metals Co. Inc., Senior Notes	12.500%	5/1/19	540,000		531,900
Total Metals & Mining					11,685,275
Paper & Forest Products — 1.8%
Appleton Papers Inc., Senior Secured Notes	10.500%	6/15/15	1,987,000		2,126,090	(a)
Appleton Papers Inc., Senior Secured Notes	11.250%	12/15/15	2,267,000		2,420,022
PE Paper Escrow GmbH, Senior Secured Notes	12.000%	8/1/14	1,190,000		1,270,325	(a)
Sappi Papier Holding GmbH, Senior Secured Notes	8.375%	6/15/19	860,000		861,075	(a)
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	1,150,000		1,161,500	(a)
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	671,000		509,960	(a)

See Notes to Financial Statements.

16	Western Asset High Yield Fund 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2012

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†	Value
Paper & Forest Products — continued
Verso Paper Holdings LLC/Verso Paper Inc., Senior Subordinated Notes	11.375%	8/1/16	516,000	$242,520
Total Paper & Forest Products				8,591,492
Total Materials				34,711,463
Telecommunication Services — 6.8%
Diversified Telecommunication Services — 4.7%
Cincinnati Bell Telephone Co., Senior Debentures	6.300%	12/1/28	1,130,000	929,425
Cogent Communications Group Inc., Senior Secured Notes	8.375%	2/15/18	1,900,000	2,028,250	(a)
Inmarsat Finance PLC, Senior Notes	7.375%	12/1/17	480,000	512,400	(a)
Intelsat Jackson Holdings SA, Senior Notes	7.250%	10/15/20	1,290,000	1,354,500	(a)
Intelsat Jackson Holdings SA, Senior Notes	7.500%	4/1/21	1,000,000	1,057,500
Intelsat Luxembourg SA, Senior Notes	11.250%	2/4/17	1,920,000	1,977,600
Level 3 Financing Inc., Senior Notes	8.625%	7/15/20	1,550,000	1,627,500
TW Telecom Holdings Inc., Senior Notes	8.000%	3/1/18	1,318,000	1,436,620
UPCB Finance V Ltd., Senior Secured Notes	7.250%	11/15/21	1,310,000	1,368,950	(a)
UPCB Finance VI Ltd., Senior Secured Notes	6.875%	1/15/22	940,000	958,800	(a)
West Corp., Senior Notes	8.625%	10/1/18	1,200,000	1,272,000
West Corp., Senior Notes	7.875%	1/15/19	30,000	31,350
West Corp., Senior Subordinated Notes	11.000%	10/15/16	400,000	422,000
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	4,786,200	3,278,547	(a)(e)
Windstream Corp., Senior Notes	7.500%	6/1/22	430,000	442,900
Windstream Corp., Senior Notes	7.500%	4/1/23	3,258,000	3,339,450
Total Diversified Telecommunication Services				22,037,792
Wireless Telecommunication Services — 2.1%
Cricket Communications Inc., Senior Secured Notes	7.750%	5/15/16	330,000	350,212
MetroPCS Wireless Inc., Senior Notes	7.875%	9/1/18	1,200,000	1,245,000
MetroPCS Wireless Inc., Senior Notes	6.625%	11/15/20	560,000	551,600
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	1,300,000	1,046,500
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	1,581,000	1,438,710
Sprint Nextel Corp.	6.000%	12/1/16	500,000	478,750
Sprint Nextel Corp., Senior Notes	9.000%	11/15/18	4,400,000	4,917,000	(a)
Total Wireless Telecommunication Services				10,027,772
Total Telecommunication Services				32,065,564

See Notes to Financial Statements.

Western Asset High Yield Fund 2012 Semi-Annual Report	17

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†	Value
Utilities — 5.7%
Electric Utilities — 3.2%
AES Ironwood LLC, Secured Notes	8.857%	11/30/25	2,298,245	$2,648,727
AES Red Oak LLC, Secured Notes	9.200%	11/30/29	2,020,000	2,161,400
Astoria Depositor Corp., Pass-Through Certificates	8.144%	5/1/21	1,990,000	1,751,200	(a)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Secured Notes	11.750%	3/1/22	2,540,000	2,609,850	(a)
Midwest Generation LLC, Pass-Through Certificates	8.560%	1/2/16	1,395,955	1,333,137
Reliant Energy Mid-Atlantic Power Holdings LLC, Senior Notes	9.681%	7/2/26	3,790,000	3,600,500
Texas Competitive Electric Holdings Co. LLC, Senior Notes	10.250%	11/1/15	1,200,000	309,000
Texas Competitive Electric Holdings Co. LLC/TCEH Finance Inc., Senior Secured Notes	11.500%	10/1/20	1,140,000	778,050	(a)
Total Electric Utilities				15,191,864
Gas Utilities — 0.2%
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	7.375%	3/15/20	1,100,000	1,144,000
Independent Power Producers & Energy Traders — 2.3%
AES Corp., Senior Notes	9.750%	4/15/16	530,000	628,050
Atlantic Power Corp., Senior Notes	9.000%	11/15/18	1,090,000	1,114,525	(a)
Calpine Corp., Senior Secured Notes	7.500%	2/15/21	330,000	356,400	(a)
Dynegy Inc., Bonds	7.670%	11/8/16	865,000	536,300	(f)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	476,000	517,650
First Wind Holdings Inc., Senior Secured Notes	10.250%	6/1/18	1,770,000	1,770,000	(a)
Foresight Energy LLC/Foresight Energy Corp., Senior Notes	9.625%	8/15/17	2,130,000	2,132,662	(a)
Mirant Americas Generation LLC, Senior Notes	9.125%	5/1/31	3,210,000	2,856,900
Mirant Mid Atlantic LLC, Pass-Through Certificates	9.125%	6/30/17	241,438	248,682
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	555,348	566,455
Total Independent Power Producers & Energy Traders				10,727,624
Total Utilities				27,063,488
Total Corporate Bonds & Notes (Cost — $388,803,669)				382,171,508
Collateralized Mortgage Obligations — 0.0%
BlackRock Capital Finance LP, 1996-R1 (Cost — $41,737)	9.582%	9/25/26	47,127	2,710	(d)(g)

See Notes to Financial Statements.

18	Western Asset High Yield Fund 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2012

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Senior Loans — 2.8%
Consumer Discretionary — 0.9%
Diversified Consumer Services — 0.7%
Realogy Corp., Second Lien Term Loan	13.500%	10/15/17	3,000,000	$3,072,501	(i)
Media — 0.2%
Newsday LLC, Fixed Rate Term Loan	10.500%	8/1/13	1,000,000	1,016,667	(i)
Total Consumer Discretionary				4,089,168
Energy — 0.8%
Oil, Gas & Consumable Fuels — 0.8%
Chesapeake Energy Corp., Term Loan	8.500%	12/1/17	3,970,000	3,932,162	(i)
Financials — 0.5%
Capital Markets — 0.5%
Stockbridge/SBE Holdings LLC, Term Loan B	13.000%	5/2/17	2,610,000	2,570,850	(i)
Health Care — 0.1%
Health Care Equipment & Supplies — 0.1%
Immucor Inc., Term Loan B	7.250%	8/17/18	506,175	509,339	(i)
Industrials — 0.1%
Marine — 0.1%
Trico Shipping AS, New Term Loan A	10.000%	5/13/14	235,819	234,640	(b)(i)
Trico Shipping AS, New Term Loan B	—	5/13/14	415,198	413,122	(b)(j)
Total Industrials				647,762
Information Technology — 0.2%
IT Services — 0.2%
SRA International Inc., Term Loan B	6.500%	7/20/18	781,200	754,346	(i)
Utilities — 0.2%
Electric Utilities — 0.2%
Texas Competitive Electric Holdings Co. LLC, Extended Term Loan	4.741%	10/10/17	1,541,517	919,277	(i)
Total Collateralized Senior Loans (Cost — $13,594,172)				13,422,904
Convertible Bonds & Notes — 0.6%
Consumer Discretionary — 0.5%
Diversified Consumer Services — 0.5%
Realogy Corp., Senior Subordinated Bonds	11.000%	4/15/18	3,035,000	2,428,000	(a)
Materials — 0.1%
Chemicals — 0.1%
Hercules Inc.	6.500%	6/30/29	770,000	631,400
Total Convertible Bonds & Notes (Cost — $2,890,092)				3,059,400

See Notes to Financial Statements.

Western Asset High Yield Fund 2012 Semi-Annual Report	19

Western Asset High Yield Fund

Security		Shares	Value
Common Stocks — 2.6%
Consumer Discretionary — 1.1%
Automobiles — 0.0%
Motors Liquidation Co. GUC Trust		2	$24	*
Hotels, Restaurants & Leisure — 0.0%
Bossier Casino Venture Holdco Inc.		81,754	163,508	*(b)(d)
Media — 1.1%
Charter Communications Inc., Class A Shares		73,340	5,197,606	*
Total Consumer Discretionary			5,361,138
Energy — 0.7%
Energy Equipment & Services — 0.7%
KCAD Holdings I Ltd.		424,046,710	3,219,787	*(b)(d)
Industrials — 0.7%
Marine — 0.7%
DeepOcean Group Holding AS		111,195	1,779,120	*(d)
Horizon Lines Inc., Class A Shares		818,782	1,539,310	*
Total Industrials			3,318,430
Materials — 0.1%
Chemicals — 0.1%
Georgia Gulf Corp.		19,463	499,615
Total Common Stocks (Cost — $11,327,412)			12,398,970

	Rate
Convertible Preferred Stocks — 0.7%
Financials — 0.7%
Diversified Financial Services — 0.7%
Citigroup Inc. (Cost — $3,263,303)	7.500%	36,700	3,140,052
Preferred Stocks — 1.9%
Financials — 1.8%
Consumer Finance — 1.0%
GMAC Capital Trust I	8.125%	202,065	4,859,663	(g)
Diversified Financial Services — 0.8%
Citigroup Capital XII	8.500%	79,725	1,997,908	(g)
Citigroup Capital XIII	7.875%	61,950	1,690,616	(g)
Total Diversified Financial Services			3,688,524
Total Financials			8,548,187
Industrials — 0.1%
Road & Rail — 0.1%
Jack Cooper Holdings Corp.	20.000%	5,170	509,245	(a)(d)(g)
Total Preferred Stocks (Cost — $8,970,231)			9,057,432

See Notes to Financial Statements.

20	Western Asset High Yield Fund 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2012

Western Asset High Yield Fund

Security		Expiration Date	Notional Amount†	Value
Purchased Options — 0.1%
Credit default swaption with Banc of America Securities LLC to buy protection on Markit CDX.NA.HY.18 Index, Put @ $92.00		9/19/12	23,296,000	$329,954
Credit default swaption with BNP Paribas to buy protection on Markit CDX.NA.HY.18 Index, Put @ $93.00		7/18/12	9,904,000	27,802
Total Purchased Options (Cost — $996,560)				357,756

			Warrants
Warrants — 0.1%
Buffets Restaurant Holdings		4/28/14	3,104	31	*(b)(d)
Charter Communications Inc.		11/30/14	3,493	75,693	*(d)
CMP Susquehanna Radio Holdings Co.		3/23/19	45,731	213,107	*(a)(b)(d)
Jack Cooper Holdings Corp.		12/15/17	2,297	172,275	*(d)
Jack Cooper Holdings Corp.		5/6/18	1,159	86,925	*(d)
Nortek Inc.		12/7/14	5,120	25,600	*(b)(d)
SemGroup Corp.		11/30/14	14,326	129,650	*(b)
Total Warrants (Cost — $136,889)				703,281
Total Investments before Short-Term Investments (Cost — $430,024,065)				424,314,013

	Rate	Maturity Date	Face Amount†
Short-Term Investments — 10.8%
Repurchase Agreements — 10.8%
Barclays Capital Inc. repurchase agreement dated 6/29/12; Proceeds at maturity — $4,974,029; (Fully collateralized by U.S. government obligations, 4.500% due 5/15/38; Market value — $5,074,524)	0.070%	7/2/12	4,974,000	4,974,000
Deutsche Bank Securities Inc. repurchase agreement dated 6/29/12; Proceeds at maturity — $46,000,537; (Fully collateralized by U.S. government obligations, 0.800% due 4/24/15; Market value — $46,920,015	0.140%	7/2/12	46,000,000	46,000,000
Total Short-Term Investments (Cost — $50,974,000)				50,974,000
Total Investments — 100.4% (Cost — $480,998,065#)				475,288,013
Liabilities in Excess of Other Assets — (0.4)%				(2,036,319)
Total Net Assets — 100.0%				$473,251,694

See Notes to Financial Statements.

Western Asset High Yield Fund 2012 Semi-Annual Report	21

Western Asset High Yield Fund

†	Face amount/notional amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Illiquid security.

(c)	Value is less than $1.

(d)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(e)	Payment-in-kind security for which part of the income earned may be paid as additional principal.

(f)	The coupon payment on these securities is currently in default as of June 30, 2012.

(g)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(h)	Security has no maturity date. The date shown represents the next call date.

(i)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(j)	All or a portion of this loan is unfunded as of June 30, 2012. The interest rate for fully unfunded term loans is to be determined.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviation used in this schedule:
EUR	— Euro

Schedule of Written Options
Security	Expiration Date	Strike Price	Notional Amount†	Value
Credit default swaption with Banc of America Securities LLC to sell protection on Markit CDX.NA.HY.18 Index, Put	9/19/12	$87.00	23,296,000	$124,659
Credit default swaption with BNP Paribas to sell protection on Markit CDX.NA.HY.18 Index, Put	7/18/12	88.00	9,904,000	3,236
Total Written Options (Premiums Received — $437,698)				$127,895

†	Notional amount denominated in U.S. dollars, unless otherwise noted.

See Notes to Financial Statements.

22	Western Asset High Yield Fund 2012 Semi-Annual Report

Statement of assets and liabilities (unaudited)

June 30, 2012

Assets:
Investments, at value (Cost — $430,024,065)	$424,314,013
Repurchase agreements, at value (Cost — $50,974,000)	50,974,000
Foreign currency, at value (Cost — $93,497)	93,774
Cash	803
Interest and dividends receivable	8,996,799
Receivable for securities sold	1,629,370
Deposits with brokers for swap contracts	1,100,000
Receivable for Fund shares sold	851,262
Swaps, at value (net premiums paid — $612,431)	497,961
Principal paydown receivable	236,104
Unrealized appreciation on forward foreign currency contracts	204,876
Receivable for open swap contracts	26,538
Prepaid expenses	82,670
Total Assets	489,008,170

Liabilities:
Payable for securities purchased	11,793,827
Payable for Fund shares repurchased	2,300,971
Swaps, at value (premiums received — $843,808)	666,592
Distributions payable	358,057
Investment management fee payable	196,979
Payable for open swap contracts	170,408
Written options, at value (premiums received — $437,698)	127,895
Directors’ fees payable	578
Service and/or distribution fees payable	14
Accrued expenses	141,155
Total Liabilities	15,756,476
Total Net Assets	$473,251,694

Net Assets:
Par value (Note 7)	$56,094
Paid-in capital in excess of par value	600,008,905
Undistributed net investment income	868,604
Accumulated net realized loss on investments, written options, swap contracts and foreign currency transactions	(122,547,959)
Net unrealized depreciation on investments, written options, swap contracts and foreign currencies	(5,133,950)
Total Net Assets	$473,251,694

See Notes to Financial Statements.

Western Asset High Yield Fund 2012 Semi-Annual Report	23

Shares Outstanding:
Class A	1,190
Class C	1,189
Class R	1,190
Class I	43,869,958
Class IS	12,220,579

Net Asset Value:
Class A (and redemption price)	$8.41
Class C*	$8.41
Class R (and redemption price)	$8.41
Class I (and redemption price)	$8.41
Class IS (and redemption price)	$8.54
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$8.78

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

24	Western Asset High Yield Fund 2012 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended June 30, 2012

Investment Income:
Interest	$19,251,792
Dividends	490,094
Total Investment Income	19,741,886

Expenses:
Investment management fee (Note 2)	1,291,062
Transfer agent fees (Note 5)	81,465
Registration fees	36,487
Audit and tax	27,888
Fund accounting fees	27,103
Legal fees	18,483
Shareholder reports (Note 5)	14,113
Directors’ fees	13,794
Insurance	4,832
Custody fees	4,370
Service and/or distribution fees (Notes 2 and 5)	29
Miscellaneous expenses	1,141
Total Expenses	1,520,767
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(3)
Net Expenses	1,520,764
Net Investment Income	18,221,122

Realized and Unrealized Gain (Loss) on Investments, Written Options, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain From:
Investment transactions	1,780,742
Written options	1,203,359
Swap contracts	843,791
Foreign currency transactions	198,119
Net Realized Gain	4,026,011
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	11,965,623
Written options	309,803
Swap contracts	19,149
Foreign currencies	(38,901)
Change in Net Unrealized Appreciation (Depreciation)	12,255,674
Net Gain on Investments, Written Options, Swap Contracts and Foreign Currency Transactions	16,281,685
Increase in Net Assets from Operations	$34,502,807

See Notes to Financial Statements.

Western Asset High Yield Fund 2012 Semi-Annual Report	25

Statements of changes in net assets

For the Six Months Ended June 30, 2012 (unaudited) and the Year Ended December 31, 2011	2012	2011

Operations:
Net investment income	$18,221,122	$39,509,778
Net realized gain	4,026,011	6,431,934
Change in net unrealized appreciation (depreciation)	12,255,674	(30,485,338)
Increase in Net Assets From Operations	34,502,807	15,456,374

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(17,211,190)	(39,072,929)
Decrease in Net Assets From Distributions to Shareholders	(17,211,190)	(39,072,929)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	131,347,795	376,773,721
Reinvestment of distributions	16,671,219	37,735,250
Cost of shares repurchased	(137,792,861)	(500,847,534)
Increase (Decrease) in Net Assets From Fund Share Transactions	10,226,153	(86,338,563)
Increase (Decrease) in Net Assets	27,517,770	(109,955,118)

Net Assets:
Beginning of period	445,733,924	555,689,042
End of period*	$473,251,694	$445,733,924
* Includes undistributed (overdistributed) net investment income, respectively, of:	$868,604	$(141,328)

See Notes to Financial Statements.

26	Western Asset High Yield Fund 2012 Semi-Annual Report

Financial highlights

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class A Shares[1]	2012[2]

Net asset value, beginning of period	$8.61

Income (loss) from operations:
Net investment income	0.11
Net realized and unrealized loss	(0.10)
Total income from operations	0.01

Less distributions from:
Net investment income	(0.21)
Total distributions	(0.21)

Net asset value, end of period	$8.41
Total return[3]	0.07%

Net assets, end of period (000s)	$10

Ratios to average net assets:
Gross expenses[4]	1.11%
Net expenses[4,5,6,7]	1.05
Net investment income[4]	7.53

Portfolio turnover rate	51%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period April 30, 2012 (commencement of operations) to June 30, 2012 (unaudited).

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, taxes, extraordinary expenses, deferred organizational expenses and brokerage commissions, to average net assets of Class A shares did not exceed 1.05%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Directors’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

Western Asset High Yield Fund 2012 Semi-Annual Report	27

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class C Shares[1]	2012[2]

Net asset value, beginning of period	$8.61

Income (loss) from operations:
Net investment income	0.10
Net realized and unrealized loss	(0.10)
Total income from operations	0.00

Less distributions from:
Net investment income	(0.20)
Total distributions	(0.20)

Net asset value, end of period	$8.41
Total return[3]	(0.03)%

Net assets, end of period (000s)	$10

Ratios to average net assets:
Gross expenses[4]	1.85%
Net expenses[4,5,6,7]	1.80
Net investment income[4]	6.78

Portfolio turnover rate	51%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period April 30, 2012 (commencement of operations) to June 30, 2012 (unaudited).

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, taxes, extraordinary expenses, deferred organizational expenses and brokerage commissions, to average net assets of Class C shares did not exceed 1.80%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Directors’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

28	Western Asset High Yield Fund 2012 Semi-Annual Report

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class R Shares[1]	2012[2]

Net asset value, beginning of period	$8.61

Income (loss) from operations:
Net investment income	0.10
Net realized and unrealized loss	(0.10)
Total income from operations	0.00

Less distributions from:
Net investment income	(0.20)
Total distributions	(0.20)

Net asset value, end of period	$8.41
Total return[3]	0.04%

Net assets, end of period (000s)	$10

Ratios to average net assets:
Gross expenses[4]	1.35%
Net expenses[4,5,6,7]	1.30
Net investment income[4]	7.28

Portfolio turnover rate	51%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period April 30, 2012 (commencement of operations) to June 30, 2012 (unaudited).

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, taxes, extraordinary expenses, deferred organizational expenses and brokerage commissions, to average net assets of Class R shares did not exceed 1.30%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Directors’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

Western Asset High Yield Fund 2012 Semi-Annual Report	29

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class I Shares[1,2]	2012[3]	2011	2010	2009	2008[4]	2008[5]	2007[5]

Net asset value, beginning of period	$8.10	$8.71	$8.27	$5.99	$9.30	$10.75	$10.34

Income (loss) from operations:
Net investment income	0.33	0.69	0.81	0.92	0.66	0.83	0.80
Net realized and unrealized gain (loss)	0.29	(0.52)	0.48	2.32	(3.05)	(1.41)	0.39
Total income (loss) from operations	0.62	0.17	1.29	3.24	(2.39)	(0.58)	1.19

Less distributions from:
Net investment income	(0.31)	(0.78)	(0.85)	(0.96)	(0.92)	(0.80)	(0.78)
Net realized gains	—	—	—	—	—	(0.07)	(0.00) [6]
Total distributions	(0.31)	(0.78)	(0.85)	(0.96)	(0.92)	(0.87)	(0.78)

Net asset value, end of period	$8.41	$8.10	$8.71	$8.27	$5.99	$9.30	$10.75
Total return[7]	7.68%	1.87%	16.24%	56.73%	(27.19)%	(5.88)%	12.14%

Net assets, end of period (000s)	$368,798	$345,686	$447,370	$511,335	$439,446	$800,103	$879,323

Ratios to average net assets:
Gross expenses	0.66%[8]	0.68%	0.65%	0.62%	0.60%[8]	0.59%	0.61%
Net expenses	0.66 [8,9]	0.68 [9]	0.65 [9]	0.62 [9]	0.60 [8,9]	0.58 [10]	0.61 [9]
Net investment income	7.75 [8]	7.88	9.39	12.80	10.40 [8]	8.30	7.80

Portfolio turnover rate	51%	103%	105%	84%	41%[11]	59%	64%

[1]	In April 2010, Institutional Class shares were renamed Class I shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	For the six months ended June 30, 2012 (unaudited).

[4]	For the period April 1, 2008 through December 31, 2008.

[5]	For the year ended March 31.

[6]	Amount represents less than $0.005 per share.

[7]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[8]	Annualized.

[9]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[10]	The impact of compensating balance arrangements was 0.01%.

[11]	Not annualized.

See Notes to Financial Statements.

30	Western Asset High Yield Fund 2012 Semi-Annual Report

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class IS Shares[1,2]	2012[3]	2011	2010	2009	2008[4]

Net asset value, beginning of period	$8.23	$8.84	$8.38	$6.06	$8.86

Income (loss) from operations:
Net investment income	0.33	0.70	0.82	0.94	0.37
Net realized and unrealized gain (loss)	0.29	(0.53)	0.49	2.34	(2.77)
Total income (loss) from operations	0.62	0.17	1.31	3.28	(2.40)

Less distributions from:
Net investment income	(0.31)	(0.78)	(0.85)	(0.96)	(0.40)
Total distributions	(0.31)	(0.78)	(0.85)	(0.96)	(0.40)

Net asset value, end of period	$8.54	$8.23	$8.84	$8.38	$6.06
Total return[5]	7.58%	1.92%	16.32%	56.74%	(27.16)%

Net assets, end of period (000s)	$104,424	$100,048	$108,319	$107,301	$77,795

Ratios to average net assets:
Gross expenses	0.62%[6]	0.61%	0.61%	0.61%	0.60%[6]
Net expenses[7,8]	0.62 [6]	0.61	0.61	0.61	0.60 [6]
Net investment income	7.79 [6]	8.00	9.40	12.80	12.40 [6]

Portfolio turnover rate	51%	103%	105%	84%	41%[9]

[1]	In April 2010, Institutional Select Class shares were renamed Class IS shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	For the six months ended June 30, 2012 (unaudited).

[4]	For the period August 4, 2008 (commencement of operations) to December 31, 2008.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, taxes, extraordinary expenses, deferred organizational expenses and brokerage commissions, to average net assets of Class IS shares did not exceed 0.65%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Directors’ consent.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[9]	Not annualized.

See Notes to Financial Statements.

Western Asset High Yield Fund 2012 Semi-Annual Report	31

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset High Yield Fund (formerly known as Western Asset High Yield Portfolio) (the “Fund”) is a separate diversified investment series of Western Asset Funds, Inc. (the “Corporation”). The Corporation, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third

32	Western Asset High Yield Fund 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Western Asset High Yield Fund 2012 Semi-Annual Report	33

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (LeveL 3)	Total
Long-term investments†:
Corporate bonds & notes	—	$379,369,199	$2,802,309	$382,171,508
Collateralized mortgage obligations	—	2,710	—	2,710
Collateralized senior loans	—	13,422,904	—	13,422,904
Convertible bonds & notes	—	3,059,400	—	3,059,400
Common stocks	$7,236,555	1,779,120	3,383,295	12,398,970
Convertible preferred stocks	3,140,052	—	—	3,140,052
Preferred stocks	8,548,187	509,245	—	9,057,432
Purchased options	—	357,756	—	357,756
Warrants	—	677,650	25,631	703,281
Total long-term investments	$18,924,794	$399,177,984	$6,211,235	$424,314,013
Short-term investments†	—	50,974,000	—	50,974,000
Total investments	$18,924,794	$450,151,984	$6,211,235	$475,288,013
Other financial instruments:
Forward foreign currency contracts	—	$204,876	—	$204,876
Credit default swaps on credit indices — buy protection‡	—	497,961	—	497,961
Total other financial instruments	—	$702,837	—	$702,837
Total	$18,924,794	$450,854,821	$6,211,235	$475,990,850

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Written options	—	$127,895	—	$127,895
Credit default swaps on credit indices — sell protection‡	—	666,592	—	666,592
Total	—	$794,487	—	$794,487

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

34	Western Asset High Yield Fund 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Corporate Bonds & Notes		Collateralized Senior Loans	Common Stocks
Balance as of December 31, 2011	$5,664,669		$2,030,000	$5,423,203
Accrued premiums/discounts	13,487		—	—
Realized gain (loss)[1]	(270,538)		—	—
Change in unrealized appreciation (depreciation)[2]	90,608		—	(709,545)
Purchases	1,001,622		—	448,757
Sales	(1,484,458)		(2,030,000)	—
Transfers into Level 3[3]	0	*	—	—
Transfers out of Level 3[4]	(2,213,081)		—	(1,779,120)
Balance as of June 30, 2012	$2,802,309		—	$3,383,295
Net change in unrealized appreciation (depreciation) for investments in securities still held at June 30, 2012[2]	$48,615		—	$(709,545)

Investments in Securities	Preferred Stocks	Warrants	Total
Balance as of December 31, 2011	$517,000	$301,297	$13,936,169
Accrued premiums/discounts	—	—	13,487
Realized gain (loss)[1]	—	—	(270,538)
Change in unrealized appreciation (depreciation)[2]	(7,755)	113,184	(513,508)
Purchases	—	—	1,450,379
Sales	—	—	(3,514,458)
Transfers into Level 3[3]	—	—	0	*
Transfers out of Level 3[4]	(509,245)	(388,850)	(4,890,296)
Balance as of June 30, 2012	—	$25,631	$6,211,235
Net change in unrealized appreciation (depreciation) for investments in securities still held at June 30, 2012[2]	—	$11,776	$(649,154)

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

*	Value is less than $1.

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[3]	Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

[4]	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party

Western Asset High Yield Fund 2012 Semi-Annual Report	35

custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

36	Western Asset High Yield Fund 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(e) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(f) Unfunded loan commitments. The Fund may enter into certain credit agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At June 30, 2012, the Fund had sufficient cash and/or securities to cover these commitments.

(g) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition,

Western Asset High Yield Fund 2012 Semi-Annual Report	37

there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(h) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to an underlying instrument. The Fund may also purchase or write options to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment on the statement of assets and liabilities, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations.

(i) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes, including to increase the Fund’s return. The use of swaps involves risks that are different from those associated with other portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

Payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

38	Western Asset High Yield Fund 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of June 30, 2012, the total notional value of all credit default swaps to sell protection is $18,810,000. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the six months ended June 30, 2012, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation

Western Asset High Yield Fund 2012 Semi-Annual Report	39

to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(j) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(k) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(l) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically

40	Western Asset High Yield Fund 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of June 30, 2012, the Fund held written options and credit default swaps with credit related contingent features which had a liability position of $794,487. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of June 30, 2012, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $1,100,000, which could be used to reduce the required payment.

(m) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(n) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared and paid on a quarterly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(o) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(p) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

Western Asset High Yield Fund 2012 Semi-Annual Report	41

(q) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of June 30, 2012 no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(r) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

The Fund has an investment management agreement with Legg Mason Partners Fund Advisor, LLC (“LMPFA”). Western Asset Management Company (“Western Asset”) is the investment adviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc (“Legg Mason”).

LMPFA provides the Fund with management and administrative services for which the Fund pays a fee calculated daily and paid monthly, at an annual rate of 0.55% of the Fund’s average daily net assets. The investment manager has agreed to waive and/or reimburse operating expenses (other than interest, taxes, deferred organizational expenses, extraordinary expenses and brokerage commissions) so that total operating expenses are not expected to exceed 1.05%, 1.80%, 1.30% and 0.65% for Class A, Class C, Class R and Class IS shares, respectively. Western Asset also agreed to waive its advisory fee (which is paid by LMPFA, and not the Fund) under the Fee Cap. These expense limitation arrangements cannot be terminated prior to December 31, 2013 without the Board of Directors’ consent.

The investment manager is permitted to recapture amounts waived or reimbursed to a class within three years after the day on which the investment manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the lower of the limit described above or the limit then in effect.

Effective July 1, 2012, the investment manager is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which the investment manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the limits described above.

42	Western Asset High Yield Fund 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual expenses exceeding this limit or any other lower limit then in effect.

Pursuant to the new arrangements, at June 30, 2012, the Fund had no fee waivers and/or expense reimbursements subject to recapture by LMPFA.

During the six months ended June 30, 2012, LMPFA did not recapture any fees.

There is a maximum initial sales charge of 4.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

For the six months ended June 30, 2012, LMIS and its affiliates did not receive sales charges on sales of the Fund’s Class A shares. In addition, for the six months ended June 30, 2012, there were no CDSCs paid to LMIS and its affiliates.

As of June 30, 2012, Legg Mason and its affiliates owned approximately 17% of the Fund.

All officers and one Director of the Corporation are employees of Legg Mason or its affiliates and do not receive compensation from the Corporation.

3. Investments

During the six months ended June 30, 2012, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$233,328,491
Sales	226,853,229

At June 30, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$16,826,083
Gross unrealized depreciation	(22,536,135)
Net unrealized depreciation	$(5,710,052)

Western Asset High Yield Fund 2012 Semi-Annual Report	43

During the six months ended June 30, 2012, written option transactions for the Fund were as follows:

	Notional Amount	Premiums
Written options, outstanding as of December 31, 2011	—	—
Options written	$161,984,400	$2,506,921
Options closed	(81,340,000)	(1,626,800)
Options exercised	—	—
Options expired	(47,444,400)	(442,423)
Written options, outstanding as of June 30, 2012	$33,200,000	$437,698

At June 30, 2012, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain
Contracts to Sell:
Euro	Credit Suisse	100,000	$126,607	8/16/12	$392
Euro	Credit Suisse	250,000	316,517	8/16/12	7,163
Euro	Credit Suisse	350,000	443,124	8/16/12	16,878
Euro	Credit Suisse	1,840,243	2,329,872	8/16/12	95,449
Euro	Royal Bank of Scotland PLC	100,000	126,607	8/16/12	5,177
Euro	Royal Bank of Scotland PLC	1,700,000	2,152,314	8/16/12	79,817
Net unrealized gain on open forward foreign currency contracts					$204,876

At June 30, 2012, the Fund held the following credit default swap contracts:

CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Received by the Fund†	Market Value[3]	Upfront Premiums Paid (Received)	Unrealized Appreciation
Barclays Capital Inc. (MARKIT CDX.NA.HY.18 Index)	$18,810,000	6/20/17	5.000% quarterly	$(666,592)	$(843,808)	$177,216

CREDIT DEFAULT SWAPS ON CREDIT INDICES — BUY PROTECTION[4]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Made by the Fund†	Market Value[3]	Upfront Premiums Paid (Received)	Unrealized Depreciation
BNP Paribas (MARKIT CDX.NA.HY.17 Index)	$2,976,000	12/20/16	5.000% quarterly	$70,738	$78,938	$(8,200)
BNP Paribas (MARKIT CDX.NA.HY.17 Index)	1,728,000	12/20/16	5.000% quarterly	41,073	47,828	(6,755)
Morgan Stanley & Co. Inc. (MARKIT CDX.NA.HY.17 Index)	3,552,000	12/20/16	5.000% quarterly	84,429	102,408	(17,979)
BNP Paribas (MARKIT CDX.NA.HY.18 Index)	8,514,000	6/20/17	5.000% quarterly	301,721	383,257	(81,536)
Total	$16,770,000			$497,961	$612,431	$(114,470)

44	Western Asset High Yield Fund 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

[4]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

†	Percentage shown is an annual percentage rate.

At June 30, 2012, the Fund held collateral received from BNP Paribas and Bank of America in the amounts of $648,931 and $409,078, respectively, on credit default swap contracts and/or credit default swaptions valued at $438,098 and $205,295, respectively. Net exposures to the counterparties were $(210,833) and $(203,783), respectively. Net exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default.

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at June 30, 2012.

ASSET DERIVATIVES[1]
	Foreign Exchange Risk	Credit Risk	Total
Purchased options[2]	—	$357,756	$357,756
Swap contracts[3]	—	497,961	497,961
Forward foreign currency contracts	$204,876	—	204,876
Total	$204,876	$855,717	$1,060,593

LIABILITY DERIVATIVES[1]
Credit Risk
Written options	$127,895
Swap contracts[3]	666,592
Total	$794,487

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.

[3]	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

Western Asset High Yield Fund 2012 Semi-Annual Report	45

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended June 30, 2012. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Foreign Exchange Risk	Credit Risk	Total
Purchased options	—	$(82,116)	$(82,116)
Written options	—	1,203,359	1,203,359
Swap contracts	—	843,791	843,791
Forward foreign currency contracts	$199,249	—	199,249
Total	$199,249	$1,965,034	$2,164,283

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Foreign Exchange Risk	Credit Risk	Total
Purchased options	—	$(638,804)	$(638,804)
Written options	—	309,803	309,803
Swap contracts	—	19,149	19,149
Forward foreign currency contracts	$(51,345)	—	(51,345)
Total	$(51,345)	$(309,852)	$(361,197)

During the six months ended June 30, 2012, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$610,590
Written options	439,651
Forward foreign currency contracts (to sell)	4,509,986

Average Notional Balance
Credit default swap contracts (to buy protection)	$12,756,000
Credit default swap contracts (to sell protection)	6,887,143

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service and/or distribution fee with respect to its Class A, Class C and Class R shares calculated at the annual rate of 0.25%, 1.00% and 0.50% of the average daily net assets of each class, respectively. Service and distribution fees are accrued and paid monthly.

46	Western Asset High Yield Fund 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

For the six months ended June 30, 2012, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees	Shareholder Reports*
Class A†	$4	$4	—
Class C†	17	4	—
Class R†	8	4	—
Class I	—	78,153	$8,935
Class IS	—	3,300	3,061
Total	$29	$81,465	$11,996

*	For the period January 1, 2012 through May 31, 2012. Subsequent to May 31, 2012, these expenses were accrued as common fund expenses.

†	For the period April 30, 2012 (commencement of operations) to June 30, 2012.

For the six months ended June 30, 2012, waivers and/or expense reimbursements by class were as follows:

Service and/or Distribution Fees Waived
Class A†	$1
Class C†	1
Class R†	1
Class I	—
Class IS	—
Total	$3

†	For the period April 30, 2012 (commencement of operations) to June 30, 2012.

6. Distributions to shareholders by class

	Six Months Ended June 30, 2012	Year Ended December 31, 2011
Net Investment Income:
Class A†	$240	—
Class C†	229	—
Class R†	236	—
Class I	13,478,709	$29,090,368
Class IS	3,731,776	9,982,561
Total	$17,211,190	$39,072,929

†	For the period April 30, 2012 (commencement of operations) to June 30, 2012.

Western Asset High Yield Fund 2012 Semi-Annual Report	47

7. Capital shares

At June 30, 2012, the Corporation had 37.5 billion shares of capital stock authorized with a par value of $0.001 per share. Transactions in shares of the Fund were as follows:

	Six Months Ended June 30, 2012		Year Ended December 31, 2011
	Shares	Amount	Shares	Amount
Class A†
Shares sold	1,162	$10,000	—	—
Shares issued on reinvestment	28	240	—	—
Net increase	1,190	$10,240	—	—

Class C†
Shares sold	1,162	$10,000	—	—
Shares issued on reinvestment	27	229	—	—
Net increase	1,189	$10,229	—	—

Class R†
Shares sold	1,162	$10,000	—	—
Shares issued on reinvestment	28	236	—	—
Net increase	1,190	$10,236	—	—

Class I
Shares sold	14,964,980	$127,181,700	39,566,506	$337,234,417
Shares issued on reinvestment	1,533,182	12,938,738	3,284,135	27,752,689
Shares repurchased	(15,322,049)	(130,408,307)	(51,504,196)	(452,159,918)
Net increase (decrease)	1,176,113	$9,712,131	(8,653,555)	$(87,172,812)

Class IS
Shares sold	479,814	$4,136,095	4,463,493	$39,539,304
Shares issued on reinvestment	435,499	3,731,776	1,172,455	9,982,561
Shares repurchased	(857,739)	(7,384,554)	(5,724,718)	(48,687,616)
Net increase (decrease)	57,574	$483,317	(88,770)	$834,249

†	For the period April 30, 2012 (commencement of operations) to June 30, 2012.

8. Capital loss carryforward

As of December 31, 2011, the Fund had a net capital loss carryforward of approximately $124,531,775, of which $41,113,507 expires in 2016 and $83,418,268 expires in 2017. These amounts will be available to offset any future taxable capital gains.

9. Recent accounting pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-04, Fair Value Measurement (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU No. 2011-04”). ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements. ASU No. 2011-04 is effective during interim and

48	Western Asset High Yield Fund 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

annual periods beginning after December 15, 2011. Management has evaluated ASU No. 2011-04 and concluded that it does not materially impact the financial statement amounts; however, as required, additional disclosure has been included about fair value measurement.

Western Asset

High Yield Fund

Directors

William E. B. Siart, Chairman

R. Jay Gerken

President

Ronald J. Arnault

Anita L. DeFrantz

Ronald L. Olson

Avedick B. Poladian

Jaynie Miller Studenmund

Investment manager

Legg Mason Partners Fund Advisor, LLC

Investment adviser

Western Asset Management Company

Transfer agent

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

Custodian

State Street Bank and Trust Company

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Legal counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

Western Asset High Yield Fund

The Fund is a separate investment series of Western Asset Funds, Inc.

Western Asset High Yield Fund

Legg Mason Funds

55 Water Street

New York, NY 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset High Yield Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2012 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;
•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset Management Company

Legg Mason, Inc. Subsidiaries

www.leggmason.com/individualinvestors

©2012 Legg Mason Investor Services, LLC Member FINRA, SIPC

WASX012828 8/12 SR12-1722

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Funds, Inc.

By:	/S/ R. JAY GERKEN
R. Jay Gerken President of
Western Asset Funds, Inc.

Date:	August 23, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ R. JAY GERKEN
R. Jay Gerken
President of
Western Asset Funds, Inc.

Date:	August 23, 2012

By:	/S/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer
Western Asset Funds, Inc.

Date:	August 23, 2012